UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500

(Address of principal executive offices)  (Zip Code)

972-9-8917438

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2015, our Board of Directors approved the following amendments to the Company’s bylaws, effective as of such date:

•	Amendments to add a new Section 8 to Article 1 of the Company’s bylaws (a) to require any shareholder intending to propose business to be conducted at the annual meeting or to nominate any candidate for election to the Board of Directors to notify the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, in advance of the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered by the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company) and (b) to require any such shareholder to provide specified information and representations and, if applicable, require director nominees to provide specified information and representations in order to be eligible to be elected as a director;

•	Amendments to Sections 2 and 3 of Article 2 of the Company’s bylaws (a) to reduce the maximum number of directors from fifteen to seven and (b) to provide for three classes of directors, apportioned as equally as possible, each of which is elected every three years (but which will not extend the terms of the current directors);

•	Amendments to Article 9 of the Company’s bylaws to eliminate the Company’s election not to be governed by NRS 78.378 through 78.3793, inclusive, and NRS 78.411 through 78.444, inclusive, of the Nevada Private Corporations Act, which are state anti-takeover statutes; and

•	Amendments to make certain conforming changes to Section 1 of Article 1, Section 2 of Article 2 and Article 8 of the Company’s bylaws.

The description above of the amendments to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 7.01

Regulation FD Disclosure.

On June 17, 2015, we issued a press release announcing that our Board of Directors has adopted a share repurchase program, whereby the Company is authorized to repurchase up to $500,000 of its issued and outstanding common stock. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

3.1	Amended and Restated Bylaws of Blue Sphere Corporation, effective as of June 17, 2015

99.1	Blue Sphere Corporation Press Release, dated June 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated:	June 17, 2015	By:	/s/ Shlomi Palas
		Name:	Shlomi Palas
		Title:	President and Chief Executive Officer